UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMPIO PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMPIO PHARMACEUTICALS, INC.

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Ampio Pharmaceuticals, Inc.:

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Ampio Pharmaceuticals, Inc. (the “Company”), will be held at 8:00 a.m. Mountain Time on Thursday, July 20, 2023, in a virtual format only via live webcast for the purpose of considering and taking action on the following proposals:

(1)	To elect four directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;
(2)	To ratify the selection of Moss Adams LLP as the independent registered public accounting firm for Ampio Pharmaceuticals, Inc. for the year ending December 31, 2023;
(3)	To approve an amendment to the Ampio Pharmaceuticals certificate of incorporation to effect a reverse stock split of the Company’s shares of common stock at a ratio not less than 5-to-1 and not greater than 20-to-1, with the exact ratio to be set within that range at the discretion of our Board of Directors before July 20, 2024 without further approval or authorization of our stockholders;
(4)	To approve the 2023 Stock and Incentive Plan; and
(5)	To approve an adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 3.

Only stockholders of record at the close of business on June 9, 2023 are entitled to receive notice of and, except with respect to any shares of Series D Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), of the Company or fractions thereof automatically redeemed in the Initial Redemption (as defined below), to vote at the Annual Meeting and any adjournments or postponements thereof. As a result of the dividend of the shares of Series D Preferred Stock declared on June 8, 2023, each holder of shares of our common stock also holds a number of one one-thousandth of a share of our Series D Preferred Stock equal to the whole number of shares of common stock held by such holder. Because any one one-thousandth of a share of Series D Preferred Stock that are not present in person or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed as of such time (the “Initial Redemption”), if you fail to submit a proxy to vote your shares or attend the Annual Meeting in order to do so, your shares of Series D Preferred Stock will be redeemed immediately prior to the opening of the polls at the Annual Meeting and will not be entitled to vote at the Annual Meeting.

The Annual Meeting will be a virtual meeting of stockholders. You are invited to attend and vote your shares at the Annual Meeting live via internet webcast so long as you register to attend the Annual Meeting at www.viewproxy.com/AMPE/2023 by 9:59 p.m. Mountain Time on Wednesday, July 19, 2023 (the “Registration Deadline”). If you hold your shares through a bank, broker or other nominee and would like to vote online at the meeting, you must obtain a “legal proxy” from that entity and submit it when you register prior to the Registration Deadline. After registering you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote.  You will not be able to attend the Annual Meeting in person. We recommend that you log in at least fifteen minutes before the Annual Meeting to ensure that you are logged in when the Annual Meeting starts.

YOUR VOTE IS IMPORTANT. No matter how many shares you own, please submit your proxy promptly in one of the ways described on your proxy card or voting instruction form. Voting by proxy in advance of the Annual Meeting will not prevent you from attending or changing your vote at the Annual Meeting. It will, however, help to assure a quorum at the Annual Meeting and to avoid added proxy solicitation costs.

i

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Daniel G. Stokely
Daniel G. Stokely
Secretary

June 9, 2023

ii

iii

AMPIO PHARMACEUTICALS, INC.

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

PROXY STATEMENT

General Information

We are furnishing this proxy statement in connection with the solicitation of proxies for use at our Annual Meeting to be conducted in a virtual format only via live webcast on Thursday, July 20, 2023, at 8:00 a.m., Mountain Time, and any adjournment(s) or postponement(s) thereof. The mailing of this proxy statement to our stockholders commenced on or about June 4, 2023.

The Annual Meeting will be conducted in a virtual format only in order to provide access to our stockholders regardless of geographic location, as well as to assist in protecting the health and well-being of our stockholders and employees. Stockholders will be able to participate, vote electronically and submit questions during the live webcast of the Annual Meeting. To attend the Annual Meeting, you must register at www.viewproxy.com/AMPE/2023 by 9:59 p.m. Mountain Time on Wednesday, July 19, 2023 (the “Registration Deadline”). If you hold your shares through a bank, broker or other nominee and would like to vote online at the meeting, you must obtain a “legal proxy” from that entity and submit it when you register prior to the Registration Deadline. After registering you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote. You will not be able to attend the Annual Meeting in person. You may log into the meeting platform beginning at 8:00 a.m. Mountain Time on July 20, 2023. The Annual Meeting will begin promptly at 8:00 a.m. Mountain Time on July 20, 2023.  We recommend that you log in at least fifteen minutes before the Annual Meeting to ensure that you are logged in when the Annual Meeting starts. If you encounter difficulties accessing the virtual Annual Meeting, please call 1-866-612-8937 or e-mail virtualmeeting@viewproxy.com for technical support.

All stockholders are cordially invited to attend the Annual Meeting virtually. Whether or not you plan to attend the Annual Meeting, please provide your proxy by following the instructions on your proxy card or voting instruction form.

Unless otherwise indicated or unless the context requires otherwise, all references in this proxy statement to “Ampio Pharmaceuticals, Inc.,” “Ampio,” the “Company,” “we,” “us,” “our,” or similar references, mean Ampio Pharmaceuticals, Inc.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the attention of Daniel G. Stokely, our Secretary, a written notice of revocation or a properly executed proxy bearing a later date. Our current address is: 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112.

You may also revoke your proxy by voting again on a later date on the Internet or by telephone prior to the close of the voting facility (only your latest Internet or telephone proxy will be counted), or by attending the virtual meeting and voting your shares while logged in and participating in the live webcast. Note that beneficial owners must follow their nominee’s instructions to revoke their proxies or vote at the Annual Meeting and, for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote online at the Annual Meeting.

All shares represented by valid, unrevoked proxies will be voted at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Solicitation, Quorum and Voting Procedures

This proxy is solicited on behalf of the Board of Directors of the Company (the “Board”). The solicitation of proxies will be conducted by mail and we will bear all costs associated with the solicitation. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our stock. We may conduct further solicitation personally, telephonically or by electronic transmission through our officers, directors, and regular employees, none of whom will receive additional compensation for assisting with the solicitation. Alliance Advisors has been retained by the Company to solicit proxies and to assist the Company in the distribution of proxy materials for a fee estimated at $75,000 plus reimbursement of out-of-pocket expenses.

Only stockholders of record at the close of business on the June 9, 2023 record date are entitled to receive notice of and, except with respect to any shares of Series D Preferred Stock or fractions thereof automatically redeemed in the Initial Redemption, to vote at the Annual Meeting and any adjournments or postponements thereof. As of the record date, there were 15,102,877 shares of common stock outstanding and [15,103] shares of Series D Preferred Stock outstanding.

Each share of common stock outstanding on the record date is entitled to one vote on all matters. Notwithstanding the foregoing, holders of our outstanding shares of Series D Preferred Stock will only be entitled to vote such shares on Proposal No. 3 and Proposal No. 5 and will only be able to vote such shares of Series D Preferred Stock on such proposals to the extent that such shares have not been automatically redeemed in the Initial Redemption as described below. In this proxy statement, Proposal No. 3 is sometimes referred to as the Reverse Stock Split Proposal and Proposal No. 5 is referred to as the Adjournment Proposal.

A stockholder’s shares can be voted at the Annual Meeting only if the stockholder attends the Annual Meeting or is represented by proxy. If you are a stockholder of record as of the record date, you will be able to virtually attend the 2023 Annual Meeting by first registering at www.viewproxy.com/AMPE/2023. Stockholders of record as of the record date will receive a meeting invitation by e-mail with their unique join link along with a password prior to the meeting date. Stockholders of record as of the record date will be able to use the link they receive via email and their virtual control number on their proxy card to vote during the 2023 Annual Meeting. Beneficial owners as of the record date may vote during the 2023 Annual Meeting only if they obtain a “legal proxy” from the broker, bank or other intermediary that holds their shares, giving them the right to vote. Such beneficial owners will then be assigned a virtual control number and will be provided a link to vote during the 2023 Annual Meeting after registering at www.viewproxy.com/AMPE/2023. You may begin to log into the meeting platform beginning at 7:30 a.m. Mountain Time on July 20, 2023. The Annual Meeting will begin promptly at 8:00 a.m. Mountain Time on July 20, 2023. We recommend that you log in at least fifteen minutes before the Annual Meeting to ensure that you are logged in when the Annual Meeting starts. If you have any questions or require any assistance in voting your shares, please contact Alliance Advisors, the Company’s proxy solicitation agent, toll-free at 877-728-5010.

Stockholders who complete their proxy electronically over the Internet or by telephone do not need to return a proxy card. Stockholders who hold their shares beneficially in street name through a nominee should follow the voting instructions they receive from their nominee to vote these shares.

The presence of the holders of one-third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. A stockholder is counted as present at the Annual Meeting if the stockholder attends the online Annual Meeting and votes at the Annual Meeting or the stockholder has properly submitted a proxy by mail, internet or telephone. Votes of “abstain” on a proposal and broker non-votes will count for purposes of determining a quorum.

Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares of common stock represented by valid, unrevoked proxies will be voted at the Annual Meeting and, when the stockholder has given instructions, will be voted in accordance with those instructions. If no instructions on how to vote are given in a signed proxy, the shares will be voted FOR each of the nominees listed in Proposal No. 1 and FOR each other proposal. If your shares are held in a stock brokerage account or by a bank or other nominee, please see the information below regarding broker’s authority to vote.

About the Series D Preferred Stock

As previously announced on May 26, 2023, the Board declared a dividend of one one-thousandth of a share of Series D Preferred Stock for each outstanding share of common stock to stockholders of record of common stock as of 5:00 p.m. Eastern Time on June 8, 2023. The holders of Series D Preferred Stock have 1,000,000 votes per whole share of Series D Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series D Preferred Stock) and are entitled to vote with the common stock, together as a single class, on the Reverse Stock Split Proposal and the Adjournment Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the 2023 Annual Meeting. Notwithstanding the foregoing, each share of Series D Preferred Stock redeemed pursuant to the Initial Redemption (as described below) will have no voting power with respect to the Reverse Stock Split Proposal, the Adjournment Proposal, or any other matter.

Any one one-thousandth of a share of Series D Preferred Stock that is not present in person or by proxy at the 2023 Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed as of such time, which is referred to as the “Initial Redemption.”  Accordingly, if a stockholder fails to submit a proxy to vote their shares or attend the Annual Meeting, that stockholder’s shares of Series D Preferred Stock will be redeemed immediately prior to the opening of the polls at the Annual Meeting and will not be entitled to vote at the Annual Meeting.

When a holder of common stock submits a vote or proxy with respect to the voting on the Reverse Stock Split Proposal or the Adjournment Proposal, the corresponding number of fractional shares of Series D Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series D Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of common stock.

Any outstanding shares of Series D Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by the Board or (ii) automatically upon the approval by our stockholders of any proposal to adopt an amendment to our certificate of incorporation to effect a reverse stock split of the outstanding shares of common stock at a ratio determined in accordance with the terms of such amendment. The redeemed shares of Series D Preferred Stock will, upon such redemption, be automatically retired and restored to the status of authorized but unissued shares of preferred stock.

Vote Required

Proposal 1 relates to the election of directors. Directors are elected by a plurality of the votes cast at the Annual Meeting by holders of common stock voting for the election of directors. This means that since stockholders will be electing four directors, the four nominees receiving the highest number of votes will be elected. You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board. If you withhold authority to vote for the election of one of the directors, it has the same effect as a vote against that director.

The affirmative vote of the holders of the majority of the shares of common stock present and entitled to vote is required for approval of Proposal No. 2, ratification of the selection of Moss Adams LLP as our independent registered public accounting firm. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 2.

Proposal No. 3, the Reverse Stock Split Proposal, requires the affirmative vote of holders of a majority in voting power of the issued and outstanding shares of common stock and Series D Preferred Stock entitled to vote on the Reverse Stock Split Proposal, voting together as a single class. When a holder of common stock submits a vote or proxy with respect to the voting on the Reverse Stock Split Proposal or the Adjournment Proposal, the corresponding number of fractional shares of Series D Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series D Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of common stock. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 3.

The affirmative vote of the holders of the majority of the shares of common stock present and entitled to vote is required for approval of Proposal No. 4, the approval of the 2023 Stock and Incentive Plan. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 4.

Proposal No. 5, the Adjournment Proposal, requires the affirmative vote of holders of a majority in voting power of the issued and outstanding shares of common stock and Series D Preferred Stock entitled to vote on the Adjournment Proposal, voting together as a single class. When a holder of common stock submits a vote or proxy with respect to the voting on the Adjournment Proposal or the Reverse Stock Split Proposal, the corresponding number of fractional shares of Series D Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Adjournment Proposal, then 10,010 votes will be recorded in favor of the Adjournment Proposal, because the stockholder’s shares of Series D Preferred Stock will automatically be voted in favor of the Adjournment Proposal alongside such stockholder’s shares of common stock. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal No. 5.

Abstentions will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but are not counted for the purposes of determining whether stockholders have approved that matter. Therefore, if you vote “ABSTAIN” on Proposals No. 2, 3, 4 or 5, it has the same effect as a vote against that proposal. A “broker non-vote” occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not affect the outcome of the vote on a proposal that requires a plurality of votes cast (Proposal No. 1) or the approval of a majority of the votes present and entitled to vote (Proposals No. 2, 4 and 5). Broker non-votes, if any, will have the same effect as a vote against Proposal No. 3. Because we believe that Proposals No. 2, 3, 4, and 5 are routine matters, we do not expect any broker non-votes with respect to these proposals.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Broker Authority to Vote

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker, bank, or other nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote by filling out the voting instruction form provided by your broker, bank, or other nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting. You may participate in the virtual webcast of the Annual Meeting by registering at: www.viewproxy.com/AMPE/2023. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote.

If your shares are held in street name, and if you provide voting instructions to your broker, bank, or other nominee, your shares must be voted as you direct. If you do not furnish voting instructions to your broker, bank, or other nominee, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers, banks, and other nominees that have record ownership of shares beneficially owned by their clients, brokers, banks, and other nominees have discretion to cast votes only on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers, banks, and other nominees are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the election of directors. A “broker non-vote” occurs when a beneficial owner has not provided voting instructions and the broker, bank, or other nominee holding shares for the beneficial owner does not vote on a particular proposal because the broker, bank, or other nominee does not have discretionary voting power for that proposal. Because we believe that Proposals No. 2, 3, 4, and 5 are routine matters, we do not expect any broker non-votes with respect to these proposals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Overview

The total authorized number of directors of the Company is currently fixed at four directors. Our current bylaws provide that directors are to be elected at each annual meeting of stockholders for a term of one year, and that each director will serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. The current directors of the Company are Michael A. Martino (also Chief Executive Officer), David R. Stevens, Ph.D., J. Kevin Buchi and Elizabeth Varki Jobes. Each of the current directors has been nominated by the Nominating and Governance Committee for re-election to the Board of Directors at the Annual Meeting, as described in further detail below and elsewhere in this proxy statement.

Our current certificate of incorporation provides that our Board of Directors may be classified into three classes of directors of approximately equal size upon a date selected by the Board of Directors. The Board of Directors has not taken such action to date.

All nominees for election as directors at the Annual Meeting have indicated their willingness to serve if elected. Should any nominee become unavailable for election at the Annual Meeting, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by our Board of Directors.

Nomination of Directors

The Nominating and Governance Committee, which acts as the nominating committee of our Board of Directors, reviews and recommends to the Board of Directors potential nominees for election to the Board of Directors. In reviewing potential nominees, the Nominating and Governance Committee considers the qualifications described below under the caption “Board of Directors and Committees; Corporate Governance—Director Nominations and Stockholder Communications.” After reviewing the qualifications of potential director candidates, the Nominating and Governance Committee presents its recommendations to the Board, which selects the final director nominees. The Nominating and Governance Committee recommended each of the nominees for director identified in this proxy statement. We did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for election at the Annual Meeting.

Information Regarding Director Nominees

The following table sets forth the information for each of the nominees for director identified in this proxy statement, which includes the year each was first elected a director of the Company, their respective ages as of the date of this proxy statement and the positions currently held with our Company:

Name	Director Since	Age	Position
Michael A. Martino	October 2021	67	CEO and Director
David R. Stevens, Ph.D.	June 2011	74	Director
J. Kevin Buchi	October 2021	68	Chair of the Board
Elizabeth Varki Jobes	February 2022	56	Director

Michael A. Martino has served as a director of the Company since October 2021 and was appointed by the Board of Directors as our Chief Executive Officer on November 22, 2021. Mr. Martino previously served as President, Chief Executive Officer and a director of HemaFlo Therapeutics Inc., a private company focused on the treatment of acute kidney injury, since January 2016. Prior to HemaFlo, Mr. Martino was President and Chief Executive Officer of Ambit Biosciences, a company focused on the development of a drug to treat acute myeloid leukemia, from November 2011 to November 2014. Under his leadership, Ambit initiated a large, multi-national Phase III study; secured $25 million in private financing; completed a $90 million initial public offering; and ultimately sold the company to a large, Japanese pharmaceutical company for $450 million in cash plus future milestone payments. Mr. Martino also previously served as President, Chief Executive Officer and a director of Arzeda, a synthetic biology company, and Sonus Pharmaceuticals, an oncology drug development company. In addition, Mr. Martino currently serves on the board of Caravan Biologix, a private company primarily focused on the development of novel oncology drugs, and was a founding director at Excision BioTherapeutics, Inc. Mr. Martino has a BBA from Roanoke College, where he served as a Trustee from 2016 to 2020, and a MBA from Virginia Tech. Mr. Martino has extensive experience in life sciences and his experience as the chief executive officer and director of other pharmaceutical companies, both public and private, leading drug development from preclinical through

Phase 3 clinical trials, transacting mergers, and leading capital raises are the attributes that qualify him to serve as a member of our Board.

David R. Stevens, Ph.D., has served as a member of our Board since June 2011. Dr. Stevens has worked in the U.S. Food and Drug Administration regulated life science industry since 1978. He has also been a consulting research pathologist since December 2006 for Premier Laboratory, LLC. He has been a board member of Cetya, Inc. since December 2013. He has served on the boards of several other public and private life science companies, including Micro-Imaging Solutions, LLC (from 2007 to 2018), Poniard Pharmaceuticals, Inc. (from 2004 to 2013), Aqua Bounty Technologies, Inc. (from 2002 to 2012), Advanced Cosmetic Intervention, Inc. (from 2006 to 2011) and Smart Drug Systems, Inc. (from 1999 to 2006), and was an advisor to Bay City Capital (from 1999 to 2006). Dr. Stevens was previously President and CEO of Deprenyl Animal Health, Inc., a public veterinary pharmaceutical company, from 1990 to 1998, and Vice President, Research and Development, of Agrion Corp., a private biotechnology company, from 1986 to 1988. He began his career in pharmaceutical research and development at the former Upjohn Company, where he contributed to the preclinical evaluation of Xanax and Halcion. Dr. Stevens received B.S. and D.V.M. degrees from Washington State University, and a Ph.D. in comparative pathology from the University of California, Davis. He is a Diplomate of the American College of Veterinary Pathologists. Dr. Stevens’ experience in executive management in the pharmaceutical industry and knowledge of the medical device industry are the attributes that qualify him to serve as a member of our Board.

J. Kevin Buchi has served as a member of our Board since October 2021. Mr. Buchi, who previously served as the lead independent director, was elected as Chair of the Board on May 28, 2022. Mr. Buchi is the former President and Chief Executive Officer of Cephalon, Inc., having also served as corporate vice president of global branded products at Teva Pharmaceutical Industries Limited after Teva acquired Cephalon in October 2011. Mr. Buchi also served as President and Chief Executive Officer of TetraLogic Pharmaceuticals and of Biospecifics Technologies. Mr. Buchi joined Cephalon in 1991 and held various leadership positions during his tenure, including Chief Financial Officer and Chief Operating Officer, before becoming Cephalon’s Chief Executive Officer in 2010. In addition, Mr. Buchi currently serves as a Director of Amneal Pharmaceuticals, Inc. and Benitec Biopharma Ltd. Mr. Buchi previously served on the boards of several pharmaceutical companies, including Dicerna Pharmaceuticals, EPIRUS Biopharmaceuticals, Inc., Alexza Pharmaceuticals, Inc., and Forward Pharma A/S. He holds a B.A. in Chemistry from Cornell University and a Master of Management, Accounting, and Finance from the Northwestern University Kellogg School of Management. Mr. Buchi has served on our board since October 2021. Mr. Buchi’s extensive experience as a senior executive and board member in the pharmaceutical industry provide him with knowledge of a broad range of unique insights into the industry of our business, and these are the attributes that qualify him to serve as a member of our Board.

Elizabeth Varki Jobes has served as a member of our Board since February 2022. Ms. Jobes has nearly three decades of legal and compliance experience. As a practicing attorney, she has built and guided compliance and legal programs for small- and medium-size biopharmaceutical corporations. She currently serves as Senior Vice President and Global Chief Compliance Officer at Amryt Pharmaceuticals Inc., where she led the development and implementation of a global compliance program following the acquisition of Aegerion Pharmaceuticals. In January of 2023, Ms. Jobes joined the board of directors of Blue Foundry Bank (the “Bank”), a wholly-owned subsidiary of Blue Foundry Bancorp (NASDAQ: BLFY), where she is also a member of the Bank’s Audit Committee. Previously, Ms. Jobes held leadership positions at many biopharmaceutical companies, including: Senior Vice President, Chief Compliance Officer North America for EMD Serono, Inc.; Global Chief Compliance Officer and Legal Counsel for Spark Therapeutics, Inc.; Senior Vice President, Chief Compliance Officer for Auxilium Pharmaceuticals, Inc.; Vice President, Chief Compliance Officer for Adolor Corporation; and Senior Director, Global Compliance for Cephalon, Inc. and Board Member for Eyam Vaccines, Inc. Mrs. Jobes’ extensive experience as a senior executive in the pharmaceutical industry, with an extensive focus developing and implementing industry specific regulatory and compliance programs for small to medium-size biopharmaceutical companies, are the attributes that qualify her to serve as a member of our Board.

Required Vote and Recommendation of Board of Directors

Under the Company’s bylaws, directors are elected by a plurality vote. This means that since stockholders will be electing four directors, the four nominees receiving the highest number of votes will be elected. If you sign the enclosed proxy and deliver it to the Company, your proxy will be voted FOR all director nominees, unless you specifically indicate on the proxy that you are withholding a vote from one or more of the nominees. Abstentions and broker non-votes will have no effect on the election of our director nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has approved the engagement of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. While the Audit Committee retains the sole authority to retain, compensate, oversee and terminate the independent registered public accounting firm, we are submitting this matter to our stockholders for their ratification. Moss Adams has audited our financial statements for the years ended December 31, 2022 and 2021.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to continue to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Moss Adams LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

Required Vote and Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting and entitled to vote on the proposal at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm. Proxies will be voted in favor of this proposal unless otherwise indicated. Abstentions will have the same effect as voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT
OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THE YEAR ENDING DECEMBER 31, 2023.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees for Independent Registered Public Accounting Firm

The following table presents aggregate fees accrued for professional services rendered by our independent registered public accounting firm, Moss Adams LLP for the respective periods indicated:

	For the year ended December 31,
	2022	2021
Moss Adams LLP
Audit fees (1)	$278,000	$262,000
Audit-related fees (2)	11,000	—
Tax fees (3)	—	—
All other fees (4)	—	—
Total fees	$289,000	$262,000

(1)	Audit fees includes fees related to the audit of our annual financial statements; the review of our quarterly financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).
(2)	Audit-related fees would include employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, attest services related to financial reporting that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. The Company incurred $11,000 for audit-related fees in its exploration of strategic initiatives for the year ended December 31, 2022. The Company did not incur expenses for audit-related services for the year ended December 31, 2021.
(3)	Tax fees are comprised of federal and state services related to tax compliance, consulting, and preparation. The Company did not incur expenses for tax services from Moss Adams LLP for the years ended December 31, 2022 or 2021.

(4)	All other fees include fees billed for products and services provided by the principal accountant, other than the services reported in (1), (2) or (3). The Company did not incur any such expenses from Moss Adams LLP for the years ended December 31, 2022 or 2021.

Policy on Audit Committee Pre-Approval of Services of Independent Registered Public Accounting Firm

Our Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent registered public accounting firm for the following year’s audit, management will submit to the Audit Committee for approval an engagement letter which provides the description and estimated cost of services expected to be rendered during that year for each of following four categories of services:

(1)Audit services include fees for services that generally only the auditor can reasonably provide, such as statutory audits required domestically and internationally (including statutory audits required by insurance companies for purposes of state law); comfort letters; consents; assistance with and review of documents filed with the SEC; section 404 attestation services; other attest services that generally only the auditor can provide; work done by tax professionals for the audit or quarterly review; and accounting consultations billed as audit services, as well as other accounting and financial reporting consultation and research work necessary to comply with the standards of the PCAOB.
(2)Audit-related services include, but are not limited to, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(3)Tax services consist principally of assistance with federal and state tax compliance and reporting, as well as certain tax planning consultations.
(4)Other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.

Prior to the engagement of the independent registered public accounting firm, the Audit Committee pre-approves these services by category of service and estimated cost as further noted in the engagement letter. The fees are budgeted as part of the Company’s annual/periodic budgeting and forecasting process, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm for such services.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All of the services of Moss Adams LLP described above were pre-approved by the Audit Committee in advance of such services being provided.

PROPOSAL NO. 3

ADOPTION OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

The Board of Directors deems it advisable and in the best interest of the Company that the Board be granted the discretionary authority to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock by a ratio in the range of not less than 5-to-1 and not greater than 20-to-1. The proposal provides that our Board shall have sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in the Company’s best interests, whether or not to effect the reverse stock split before July 20, 2024, or to abandon it. Should the Board proceed with the reverse stock split, the exact ratio will be set at a whole number within the above range as determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for the Company and its stockholders.

The text of the form of amendment to our certificate of incorporation (the “Certificate of Amendment”), which would be filed with the Secretary of State of the State of Delaware to effect the reverse stock split, is set forth in Appendix A to this proxy statement. The text of the Certificate of Amendment accompanying this proxy statement is, however, subject to change to reflect the exact ratio for the reverse stock split within the range described above and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the reverse stock split.

If the Board of Directors implement a reverse stock split, it will become effective upon the filing or such later time as specified in the filing (referred to as the “split effective time”) of the Certificate of Amendment with the Delaware Secretary of State. The exact timing of the filing of the Certificate of Amendment and the ratio of a reverse stock split (within the approved range), if any, will be determined by our Board of Directors based on its evaluation as to when such action and at what ratio will be the most advantageous to the Company and our stockholders.

Our Board of Directors reserves the right to elect to abandon a reverse stock split at any time prior to its effectiveness, whether before or after stockholder approval, if it determines, in its sole discretion, that a reverse stock split is not in the best interests of the Company and its stockholders.

If our Board implements a reverse stock split, depending on the ratio for a reverse stock split, no less than five (5) and no more than twenty (20) shares of outstanding common stock, as determined by our Board, will be combined into one share of common stock. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number.

See below for a discussion of the factors that the Board of Directors considered in determining to propose the reverse stock split for stockholder approval and the range of reverse stock split ratios. The Board of Directors expects to consider these factors in determining whether and when to effect the reverse stock split, as well as which reverse stock split ratio to implement, if any.

Purpose and Background of the Reverse Stock Split

In determining whether to implement the reverse stock split and which reverse stock split ratio to implement, if any, following receipt of stockholder approval of this Proposal No. 3, the Board of Directors may consider, among other things, various factors, such as:

●	the ability of the Company to maintain its current listing on the NYSE American given that the NYSE American Company Guide provides that the exchange may delist a security if it trades at a “low price” for a substantial period of time and, as a matter of policy, the NYSE American has historically considered a price below $0.20 to be a “low price”;
●	the historic trading price and trading volume of our common stock;
●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the reverse stock split on the trading market for our common stock in the short- and long term;

●	the impact of a reverse stock split on the Company’s ability to raise capital to fund the development of its OA-20X program and base business operations;
●	the impact of a reverse stock split on the Company’s attractiveness as a counterparty in any strategic transaction;
●	which reverse stock split ratio would result in the least administrative cost to the Company; and
●	prevailing general market and economic conditions.

Additional reasons for the reverse stock split would be to generate investor interest in our common stock. An investment in our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board of Directors believes that most investment funds are reluctant to invest in lower priced stocks. Accordingly, the Board of Directors believes that a higher stock price may generate investor interest in our common stock, which in turn would enhance the liquidity of the holders of common stock.

There can be no assurance that a reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following a reverse stock split, that as a result of a reverse stock split, we will be able to maintain listing on the NYSE American or that the market price of our common stock will not decrease in the future.

Principal Effects of a Reverse Stock Split

If implemented, a reverse stock split will be effected simultaneously for all outstanding shares of Company common stock. A reverse stock split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that a reverse stock split results in any stockholders owning a fractional share. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. Common stock issued pursuant to a reverse stock split will remain fully paid and nonassessable. A reverse stock split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As of the split effective time, the Company will adjust and proportionately decrease the number of shares of common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire shares of common stock. In addition, as of the split effective time, the Company will adjust and proportionately decrease the total number of shares of common stock reserved for issuance for future grants under our 2019 Stock and Incentive Plan if our stockholders do not approve the 2023 Stock and Incentive Plan by approving Proposal No. 4. If our stockholders approve the 2023 Stock and Incentive Plan by approving Proposal No. 4, the 2019 Stock and Incentive Plan will terminate so that no new awards may be granted pursuant to that plan and all previously reserved shares will be returned to the status of authorized but unissued shares of common stock. If Proposal No. 4 is approved, the number of shares of common stock reserved for issuance under the 2023 Stock and Incentive Plan will not be adjusted by virtue of the reverse stock split and will remain at 1,200,000. If there are any awards outstanding under the 2023 Stock and Incentive Plan at the split effective time, the number of shares of common stock underlying these awards will decrease and the number of shares of common stock remaining available for future issuance under the 2023 Stock and Incentive Plan will increase.

If this Proposal No. 3 is approved by our stockholders, any outstanding shares of our Series D Preferred Stock will be automatically redeemed in whole and not in part. Accordingly, no shares of outstanding Series D Preferred Stock will be outstanding to be adjusted by a subsequent reverse stock split.

As an example, the following table illustrates the effects of a 20-to-1 and a 5-to-1 reverse stock split (without giving effect to the treatment of fractional shares) as of June 5, 2023:

	Prior to Reverse Stock Split	After 20-to-1 Reverse Stock Split	After 5-to-1 Reverse Stock Split
Common stock outstanding	15,102,877	755,144	3,020,576
Common stock issuable pursuant to outstanding equity awards	259,721	12,987	51,944
Common stock reserved for issuance under 2019 Stock and Incentive Plan (if Proposal No. 4 is not approved by stockholders)	479,039	23,952	95,808
Common stock reserved for issuance under 2023 Stock and Incentive Plan (if Proposal No. 4 is approved by stockholders)	1,200,000	1,200,000	1,200,000
Common stock issuable pursuant to outstanding warrants	1,065,137	53,257	213,028

_______________________

Authorized Shares of Common Stock

A reverse stock split will not change the number of authorized shares or the par value of our common stock or our preferred stock under our certificate of incorporation. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Currently, under our certificate of incorporation, our authorized capital stock consists of 310,000,000 shares, of which 10,000,000 shares, par value of $0.0001 per share, are designated as preferred stock and 300,000,000 shares, par value of $0.0001 per share, are designated as common stock.

Subject to limitations imposed by the NYSE American, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for strategic transactions, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-reverse stock split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the split effective time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “old certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “new certificates”). No new certificates will be issued to a stockholder until such stockholder has surrendered all old certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its old certificates. Stockholders will then receive a new certificate(s) representing the number of whole shares of common stock that they are entitled to as a result of a reverse stock split, subject to the treatment of fractional shares. Until surrendered, we will deem outstanding old certificates held by stockholders to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any old certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new certificates. If an old certificate has a restrictive legend on the back of the old certificate, the new certificate will be issued with the same restrictive legends that are on the back of the old certificate.

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

Beneficial Holders of Common Stock

Upon the implementation of a reverse stock split, we will treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect a reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing a reverse stock split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND
SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.

_______________________

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to a reverse stock split, and we do not intend to voluntarily provide our stockholders with such rights.

Potential Anti-Takeover Effect

Even though a reverse stock split would result in an increased proportion of unissued authorized shares to be issued, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of our Company with another company), the reverse stock split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Fractional Shares

Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. The ownership of a fractional share interest following a reverse stock split will not give the holder any voting, dividend or other rights, except to receive the number of shares rounded up to the next whole number.

Effect of a Reverse Stock Split on Equity Incentive Plans, Options, Warrants, and Convertible or Exchangeable Securities

As of the split effective time, we will adjust and proportionately decrease the total number of shares of common stock reserved for issuance for future grants under our 2019 Stock and Incentive Plan if our stockholders do not approve the 2023 Stock and Incentive Plan by approving Proposal No. 4. If our stockholders approve the 2023 Stock and Incentive Plan by approving Proposal No. 4, the 2019 Stock and Incentive Plan will terminate so that no new awards may be granted pursuant to that plan and all previously reserved shares will be returned to the status of authorized but unissued shares of common stock. If Proposal No. 4 is approved, the number of shares of common stock reserved for issuance under the 2023 Stock and Incentive Plan will not be adjusted by virtue of the reverse stock split and will remain at 1,200,000.

Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock, including any awards outstanding under the 2019 Stock and Incentive Plan or the 2023 Stock and Incentive Plan. This would result in approximately the same aggregate price being required to be paid under such options, warrants and convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following a reverse stock split as was the case immediately preceding a reverse stock split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

A reverse stock split amendment will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. As a result, as of the split effective time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to a reverse stock split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of a reverse stock split to holders of our common stock. Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a “U.S. holder”, which means a beneficial owner of our common stock that is (i) a citizen or individual resident of the United States, (ii) an entity taxable as a corporation for U.S. tax purposes and organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to stockholders that (i) may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market, and dealers in securities or currencies, (ii) hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) do not hold our common stock as a “capital asset” (generally, property held for investment). In addition, this summary does not consider the effects of any federal, state, local, foreign, or other tax laws other than the U.S. federal income tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Entities or arrangements treated as a partnership for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences to them and their owners of a reverse stock split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings, and judicial authority, all as in effect as of the date of this information statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of a reverse stock split. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of a reverse stock split to any U.S. holder may vary depending upon such holder’s particular facts and circumstances.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL,
STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF A
REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE
CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

A reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Thus, a stockholder generally will not recognize gain or loss on an exchange of common shares for common shares in a reverse stock split, except for adjustments that may result from the treatment of fractional shares of common stock as described below. The aggregate tax basis of the shares received in the reverse stock split will equal the aggregate tax basis of the pre-reverse stock split shares exchanged therefore (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of common stock treated as a distribution or as to which a U.S. holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the U.S. holder’s holding period for the post-reverse stock split shares of common stock should include the holding period of pre-reverse stock split shares of common stock surrendered. U.S. holders of shares of common stock should consult their tax advisors regarding the applicable rules for allocating the tax basis and holding period of the surrendered pre-

reverse stock split shares of common stock to the post-reverse stock split shares of common stock received in the reverse stock split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

No gain or loss will be recognized by the Company as a result of a reverse stock split.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain. A U.S. holder that receives a whole share of common stock in the reverse stock split in lieu of a fractional share of common stock might recognize income, which may be characterized either as capital gain or as a dividend to the extent of the portion of our accumulated earnings and profits (if we have any) attributable to the rounded share. Any such taxable income would be in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. holder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share (including the holding period of a post-reverse stock split share of common stock received in exchange for a fractional pre-reverse stock split share of common stock).

Required Vote

Provided there is a quorum for the Annual Meeting, Proposal No. 3, the Reverse Stock Split Proposal, requires the affirmative vote of holders of a majority in voting power of the issued and outstanding shares of common stock and Series D Preferred Stock entitled to vote on the Reverse Stock Split Proposal, voting together as a single class. When a holder of common stock submits a vote or proxy with respect to the voting on the Reverse Stock Split Proposal, the corresponding number of fractional shares of Series D Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series D Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of common stock. The voting rights of the Series D Preferred Stock mean that the Reverse Stock Split Proposal could be approved if a majority of the shares of common stock voted at the Annual Meeting vote in favor of the Reverse Stock Split Proposal, even if less than a majority of the outstanding shares of common stock vote in favor of the Reverse Stock Split Proposal. Abstentions will have the same effect as a vote against Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR ADOPTION OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL NO. 4

APPROVAL OF THE 2023 STOCK AND INCENTIVE PLAN

Nature and Purposes of the 2023 Plan

We are asking our stockholders to approve the 2023 Stock and Incentive Plan (the “2023 Plan”), our new stock and incentive plan. The 2023 Plan was approved by the Board on May 24, 2023 subject to stockholder approval. If approved by stockholders, the 2023 Plan will replace the 2019 Stock and Incentive Plan (the “2019 Plan”) and be utilized for future awards to employees, officers, non-employee directors, consultants, prospective employees and other key persons of the Company and its majority subsidiaries. Approval of the 2023 Plan will not affect awards granted under the 2019 Plan.

The purpose of the 2023 Plan is to enable us to attract and retain officers, employees, non-employee directors and other key persons (including consultants and prospective employees), to provide additional incentives to them and align their interests with those of our stockholders, and to thereby promote our long-term business success. The Board believes that the granting of awards under the 2023 Plan will promote continuity of management, increased incentive and alignment of interests with our stockholders. We also intend to consider using the 2023 Plan as a tool to offset cash compensation as part of our overall strategy to conserve our cash resources.

Current Equity Plan

Our 2019 Plan was adopted by the stockholders of the Company on December 14, 2019 at the annual meeting of the stockholders. The 2019 Plan currently has authorized for issuance 666,667 shares of common stock, of which 479,039 shares remain available for future grants as of June 5, 2023. The 2019 Plan will terminate if the 2023 Plan has been approved by the stockholders and all previously reserved shares will be returned to the status of authorized but unissued shares of common stock.

Equity Compensation Plan Information

The following table summarizes the Company’s stock option activity related to the 2019 Plan as of June 5, 2023:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
Outstanding at December 31, 2022	297,460	$14.97	6.41	$0
Granted	0	$
Exercised	0	$
Forfeited	(37,739)	$9.06
Expired or Cancelled	0	$
Outstanding at June 5, 2023	259,721	$15.82	7.00	$0
Exercisable at June 5, 2023	238,072	$15.84	6.86	$0
Available for grant at June 5, 2023	479,039

Material Features of the 2023 Plan

The following is a summary of the material features of the 2023 Plan and its operation. The summary is qualified in its entirety by reference to the full text of the 2023 Plan, which is attached hereto as Appendix B.

Administration of the 2023 Plan

The 2023 Plan would be administered by the Board, the Compensation Committee or a similar committee performing the functions of the Compensation Committee (the “Administrator”). The Administrator would have the discretion to determine the participants under the 2023 Plan, the times of grant, types, terms and conditions of the awards, including performance and other vesting contingencies, the number of shares covered by any award, to adopt, alter and repeal such rules, guidelines and practices for administration of the 2023 Plan, to interpret the provisions of the 2023 Plan and any award and to make all other determinations it deems advisable for the administration of the 2023 Plan.

Eligibility and Extent of Participation

The 2023 Plan would provide for discretionary grants of awards to all of our employees, non-employee directors and other key persons such as consultants, advisors and prospective employees, including those of any of our subsidiaries.

Duration and Modification

The Board of Directors may at any time terminate the 2023 Plan or make such modifications to the 2023 Plan as it may deem advisable. The Administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action may adversely affect rights under any outstanding award without the participant’s consent.

Amendments to the 2023 Plan also may be subject to stockholder approval. For example, in accordance with Section 711 of the NYSE American Company Guide, a material increase in the number of shares of common stock as to which awards may be granted under the 2023 Plan requires stockholder approval.

No Repricing

Notwithstanding anything in the 2023 Plan to the contrary, the Administrator may not substitute new stock options for previously granted stock options (on a one-for-one or other basis), including previously granted stock options having higher exercise prices, purchase or cancel stock options at a time when its exercise price exceeds Fair Market Value in exchange for cash, another award or other equity of the Company, or take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the Company’s primary stock exchange, without the requisite prior approval of the Company’s stockholders.

Shares Authorized for Issuance

The 2023 Plan would initially reserve 1,200,000 shares of common stock for future issuance pursuant to awards.

Types of Awards - Stock Options

Under the 2023 Plan, the Administrator may grant awards in the form of options to purchase shares of common stock. The exercise price per share of stock subject to a stock option will be determined by the Administrator and may not be less than the fair market value of the stock at the time of grant. The exercise price for a stock option may not be less than 110% of the fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the Common Stock.

No option granted pursuant to the 2023 Plan may be exercised more than 10 years after the date of grant, except that a stock option granted to a participant who owns more than 10% of the total combined voting power of the Common Stock at the time the stock option is granted may not be exercised more than five years after the date of grant.

Types of Awards – Restricted and Unrestricted Stock Awards

The 2023 Plan permits the grant of stock awards, which grant the participant the right to receive shares of common stock in the future. Stock awards may contain transferability restrictions and vesting restrictions relating to the participant’s continued service with the Company and/or the achievement of pre-established performance goals. Such restrictions, if any, will be determined by the Administrator and described in the award certificate.

Types of Awards – Stock Appreciation Rights (“SAR”)

The 2023 Plan also permits the grant of awards of SARs, which are grants of the right to receive shares of common stock with an aggregate fair market value equal to the excess of the fair market value of the stock on the date of exercise over the exercise price of the SAR multiplied by the number of shares of stock with respect to which the SAR has been exercised. The exercise price of a SAR may not be less than 100 percent of the fair market value of the stock on the date of grant.

Types of Awards – Restricted Stock Units

The 2023 Plan provides for discretionary grants of restricted stock unit awards, which consist of the right to receive cash, common stock or a combination thereof at a date on or after meeting the vesting restrictions, which may include the participant’s continued service with the Company and/or the achievement of pre-established performance goals. Such restrictions will be determined by the Administrator and described in the award certificate.

Types of Awards – Cash-Based Awards

The Administrator may grant cash-based awards, which are awards entitling the recipient to receive a cash-denominated payment. Cash-based awards may contain vesting restrictions, which may include the participant’s continued service with the Company and/or the achievement of pre-established performance goals. Such restrictions, if any, will be determined by the Administrator and described in the award certificate.

Voting Rights

Participants will not have any interest or voting rights in shares covered by their awards until the awards have been exercised or restrictions have lapsed and a certificate for such shares has been issued. In the case of restricted stock awards, a grantee will have the rights of a stockholder with respect to the voting of the shares underlying the award upon grant of the restricted stock award and payment of any applicable purchase price, subject to any conditions contained in the award certificate.

Forfeiture and Recoupment

The Administrator may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award, including any payment or stock received upon exercise or in satisfaction of the award under the 2023 Plan will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events include, but are not limited to, failure to accept the terms of the award agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, non-solicitation, noninterference, corporate property protection, or other agreement that may apply to the participant, or other conduct by the participant that the Administrator determines is detrimental to the business or reputation of the Company or any subsidiary or affiliate, including facts and circumstances discovered after termination of service.

Additionally, the 2023 Plan requires recoupment of awards from executive officers in the event of certain restatements of financial information, with the operation of these mandatory recoupment provisions designed to be in accordance with Section 302 of Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Adjustment of Number of Shares

In the event of any corporate event or transaction involving the Company, such as a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, exchange of shares or other similar change in capital structure or similar corporate event or transaction, the Administrator will, to prevent dilution or enlargement of participants’ rights under the 2023 Plan, make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the 2023 Plan, including the maximum number of shares that may be issued in the form of incentive stock options, (ii) the number and kind of shares or other securities subject to any then outstanding awards under the 2023 Plan, (iii) the repurchase price, if any, per share subject to each outstanding restricted stock award, and (iv) the exercise price for each share subject to any then-outstanding stock options and SARs under the 2023 Plan, without changing the aggregate exercise price as to which such stock options and SARs remain exercisable. The Administrator will also make equitable or proportionate adjustments in the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.

However, there will be no adjustment in the maximum number of shares reserved for issuance under the 2023 Plan (including the maximum number of shares that may be issued in the form of incentive stock options) for any reverse stock split that is approved through Proposal 3 or is otherwise approved by our stockholders in 2023.

Change in Control

Unless otherwise specified in an award certificate, upon the occurrence of (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the stock of the Company to an unrelated person or entity (each, a “Sale Event”), the 2023 Plan and all outstanding awards will terminate, unless provision is made in connection with the Sale Event by the parties thereto for the assumption or continuation of awards by the successor entity, or the substitution of such awards with new awards of the successor entity or parent thereof, with appropriate adjustment as the parties may agree.

In the event of termination upon a Sale Event, (i) the Company will have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding options and SARs in exchange for the cancellation thereof or (ii) each grantee will be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding options and SARs held by such grantee. The Administrator also has the discretion to accelerate the vesting of all other awards.

Tax Aspects Under the Code

The following is a summary of the principal U.S. federal income tax consequences under the Internal Revenue Code of 1986, as amended (the “Code”) of certain transactions under the 2023 Plan. It does not describe all federal tax consequences under the 2023 Plan, nor does it describe state or local tax consequences. The summary below is based on the Code and rules and regulations promulgated under the Code as currently in effect.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to a tax deduction for the same amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Restricted Stock Awards. Restricted stock awards are generally subject to ordinary income tax at the time the restrictions lapse. The Company will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income.

Stock Appreciation Rights. No income is realized by the participant at the time upon the grant of a SAR. When the participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the Base Value will be taxed as ordinary income to the participant. The Base Value is typically the fair market value on the date the appreciation rights were granted. The Company will be entitled to a tax deduction equal to the amount of ordinary income the participant is required to recognize as the result of exercising the SAR.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2023 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a Sale Event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Stockholder Approval Requirement for the Proposal

Since our common stock is listed on the NYSE American, we are subject to the NYSE American listing standards set forth in its Company Guide. We are required under the NYSE American Company Guide to seek stockholder approval of the 2023 Plan. Therefore, we are requesting stockholder approval for this Proposal No. 4 under this NYSE American listing standard.

Required Vote and Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the shares present and entitled to vote on the proposal at the annual meeting is required to approve the adoption of the 2023 Plan. Abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect upon the proposal.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE FOR APPROVAL TO ADOPT THE 2023 PLAN

PROPOSAL NO. 5

APPROVAL OF ADJOURNMENT OF ANNUAL MEETING

At the Annual Meeting, we are submitting for stockholder consideration Proposal No. 5, which is a proposal to permit us to adjourn or postpone the Annual Meeting for the purpose of soliciting additional proxies in the event that, at the Annual Meeting, there are not sufficient votes to approve Proposal No. 3 relating to the reverse stock split.

Overview

In this Proposal No. 5, we are asking you to authorize the holder of any proxy solicited by the Ampio Board of Directors to vote in favor of adjourning the Annual Meeting, and any later adjournments, to another time and place. If our stockholders approve this Proposal No. 5, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to a later date and use the additional time to solicit additional proxies in favor of Proposal No. 3 relating to the reverse stock split, including the solicitation of proxies from holders of our common stock that have previously voted against Proposal No. 3. If Proposal No 5 is approved, we could adjourn the Annual Meeting without a vote on Proposal No. 3, even if we had received proxies representing votes against Proposal No. 3 such that it would not be approved by the vote required and seek to convince the holders of those shares to change their votes to votes in favor of Proposal No. 3. If you have previously submitted a proxy on Proposal No. 3 and wish to revoke it upon adjournment or postponement of the Annual Meeting, you may do so.

The length of time the Annual Meeting is adjourned or postponed will depend on the circumstances and will be determined by Ampio. If the Annual Meeting is adjourned for more than 120 days after the date fixed for the original meeting date, we will be required to provide our stockholders with formal notice of the adjourned meeting.

The Board of Directors believes that if the number of shares of our common stock present or represented at the Annual Meeting is insufficient to approve Proposal No. 3 relating to the reverse stock split, it is in the best interests of our stockholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve Proposal No. 3.

Required Vote

Proposal No. 5, the Adjournment Proposal, requires the affirmative vote of holders of a majority in voting power of the issued and outstanding shares of common stock and Series D Preferred Stock entitled to vote on the Adjournment Proposal, voting together as a single class. When a holder of common stock submits a vote or proxy with respect to the voting on the Adjournment Proposal, the corresponding number of fractional shares of Series D Preferred Stock held by such holder will be automatically voted in a mirrored fashion unless otherwise indicated. For example, if a stockholder holds 10 shares of common stock (entitled to one vote per share) and votes in favor of the Adjournment Proposal, then 10,010 votes will be recorded in favor of the Adjournment Proposal, because the stockholder’s shares of Series D Preferred Stock will automatically be voted in favor of the Adjournment Proposal alongside such stockholder’s shares of common stock. If you vote “abstain”, it would have the same effect as a vote against Proposal No. 5.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 3

BOARD OF DIRECTORS AND COMMITTEES; CORPORATE GOVERNANCE

Meetings of the Board of Directors

During the year ended December 31, 2022, there were seven meetings of the Board along with a number of actions taken in writing. No incumbent director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board, and (b) the total number of meetings held by all committees of the Board during the period that such director served.

Committees of the Board

Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee, each of which has the composition and the responsibilities described below. The Audit Committee, Compensation Committee, and Nominating and Governance Committee operate under separate charters approved by our Board. The charters for each committee are available on our website at www.ampiopharma.com. Our Board of Directors may from time to time establish other committees.

Audit Committee.  Our Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, oversees our corporate accounting and financial reporting process. This committee also assists our Board in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is responsible for, among other things:

●	selecting and engaging our independent auditors;
●	appointing, compensating and overseeing the work of our independent auditors;
●	approving engagements of the independent auditors to render any audit or permissible non-audit services;
●	reviewing the qualifications and independence of the independent auditors;
●	monitoring the rotation of partners of the independent auditors on our engagement team, as required by law;
●	recommending inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K and providing the Report of the Audit Committee to be included in the Company’s annual proxy statement;
●	reviewing our financial statements and reviewing our critical accounting policies and estimates;
●	reviewing the adequacy and effectiveness of our internal controls over financial reporting;
●	reviewing and discussing with management, the independent auditors and any internal auditors the results of our annual audit, reviews of our quarterly financial statements and our publicly filed reports; and
●	reviewing related party transactions.

The current members of our Audit Committee are Mr. Buchi (chair), Dr. Stevens and Ms. Jobes. Our Board has determined that each member of the Audit Committee meets the financial literacy requirements of the national securities exchanges and the SEC, and Mr. Buchi qualifies as our Audit Committee financial expert as defined under SEC rules and regulations. Our Board has concluded that the composition of our Audit Committee meets the requirements for independence under the current requirements of the NYSE American and SEC rules and regulations. In 2022, there were four meetings of the Audit Committee.

Compensation Committee. Our Compensation Committee oversees our corporate compensation policies, plans and programs. The Compensation Committee is responsible for, among other things:

●	reviewing and approving policies, plans and programs relating to compensation and benefits of our directors, officers and employees;
●	reviewing and approving compensation, corporate goals, and objectives relevant to compensation for our CEO and for executive officers other than our CEO;
●	evaluating the performance of our executive officers considering established goals and objectives;

●	reviewing the executive compensation disclosure that is prepared by the Company for inclusion in the Company’s annual proxy statement;
●	assessing how the Company’s compensation programs encourage the taking of enterprise or other risks that may bear on the Company’s overall financial or operational performance; and
●	administering our equity compensations plans for our employees and directors.

The members of our Compensation Committee are Dr. Stevens (chair), Mr. Buchi and Ms. Jobes. Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of the NYSE American. We believe that the composition of our Compensation Committee meets the requirements for independence under, and the function of our Compensation Committee complies with, the applicable requirements of the NYSE American and SEC rules and regulations.

In 2022, our Compensation Committee did not meet separately from the Board of Directors but took action by written consent on a number of occasions. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our CEO may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. Our Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. In general, the Compensation Committee has set executive compensation to be in line with peer companies identified by the Compensation Committee and to incentivize the Company’s executive officers to achieve the Company’s corporate goals.

In fulfilling its responsibilities, the Compensation Committee is permitted under its charter to delegate any or all of its responsibilities to a subcommittee comprised of members of the Compensation Committee or the Board, except that the Compensation Committee may not delegate its responsibilities for any matters that involve compensation of any officer or any matters where it has determined such compensation is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of independent or nonemployee directors.

Nominating and Governance Committee. Our Nominating and Governance Committee oversees and assists our Board in reviewing and recommending corporate governance policies and nominees for election to our Board. The Nominating and Governance Committee is responsible for, among other things:

●	evaluating and making recommendations regarding the organization and governance of the Board and its committees;
●	assessing the performance of members of the Board and making recommendations regarding committee and chair assignments;
●	recommending desired qualifications for Board membership and conducting searches for potential members of the Board;
●	developing and periodically reviewing with our Board a succession plan for our CEO; and
●	reviewing and making recommendations for our corporate governance guidelines.

The members of our Nominating and Governance Committee are currently Ms. Jobes (chair) and Dr. Stevens. Our Board has determined that each member of our Nominating and Governance Committee satisfies the independence requirements of the NYSE American. In 2022, our Nominating and Governance Committee did not meet but, took action by written consent.

Annual Meeting Attendance and Executive Sessions

Our policy is that our directors attend the annual meeting of stockholders. Our policy is also that our non-employee directors are required to meet in separate sessions without management on a regularly scheduled basis four times a year. Generally, these meetings are expected to take place in conjunction with regularly scheduled meetings of the Board throughout the year. Our 2022 Annual Meeting of Stockholders was held virtually on August 10, 2022 and was attended by all four of the directors then serving on our Board.

Director Nominations and Stockholder Communications

Our Nominating and Governance Committee’s policy is to evaluate any recommendation for director nominee proposed by a stockholder. Any recommendation for director nominee must be submitted in writing to the Corporate Secretary of the Company at our business address. Our current business address is set forth below. Stockholders are encouraged to review the documents we file with the SEC for our mailing address in effect at the time they submit any recommendation.

Ampio Pharmaceuticals, Inc.

Attention: Corporate Secretary

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

Our Bylaws permit stockholders to nominate directors for consideration at the annual meeting, subject to certain conditions. See “Stockholder Proposals and Nominees” section of this proxy statement for more information.

The Nominating and Governance Committee generally identifies potential candidates for director by seeking referrals from our management and members of our Board and their various business contacts. There are currently no specific, minimum, or absolute criteria for Board membership. Candidates are evaluated based upon key factors which include independence, knowledge, judgment, integrity, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. There are no differences in the manner in which the Committee will evaluate nominees for director based on whether the nominee is recommended by a stockholder.

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

●	junk mail and mass mailings;
●	resumes and other forms of job inquiries;
●	surveys; and
●	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is excluded will be made available to any director upon request.

Director Independence

Our common stock is listed on the NYSE American. The listing rules of the NYSE American require that a majority of the members of the Board be independent. The rules of the NYSE American require that, subject to specified exceptions, each member of our Audit, Compensation, and Nominating and Governance Committees be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

In April 2023, our Board undertook a review of its composition, the composition of its committees and the independence of each director then serving. Based upon information provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of David R. Stevens, Ph.D., J. Kevin Buchi or Elizabeth Varki Jobes, representing three of our four directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined by the NYSE American. Michael A. Martino is not independent because he is employed by, and serves as an executive officer of, Ampio.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to all of our employees, officers, and directors, all of which have read, acknowledged, and agreed to comply with such code. The code is available on our web site, www.ampiopharma.com, under the “Investors / Corporate Governance” tab. We intend to disclose future amendments to, or waivers from, certain provisions of our Code of Business Conduct and Ethics, if any, on the above website within four business days following the date of such amendment or waiver.

Insider Trading Policy

We have adopted an Insider Trading Policy that is applicable to all of our officers and directors and all of our employees, consultants, and contractors (including members of scientific advisory committees), who receive or have access to material nonpublic information about the Company. The Insider Trading Policy prohibits the misuse of material nonpublic information in trading of the Company’s securities.  The Insider Trading Policy also prohibits short sales, transactions in derivative securities on the Company’s securities, pledges of the Company’s securities as collateral for loans, and hedging or monetization transactions or similar arrangements with respect to the Company’s securities. The Insider Trading Policy is available on our web site, www.ampiopharma.com, under the “Investors / Corporate Governance” tab.

Leadership Structure of the Board

Our Board believes it is important to maintain flexibility as to the Board’s leadership structure. After reviewing our Board leadership structure, the Board determined to separate the role of Chief Executive Officer and Board Chair.  Accordingly, J. Kevin Buchi, who previously served as the lead independent director, was elected as Chair of the Board on May 28, 2022. Michael A. Martino continued as the Company’s Chief Executive Officer.

We believe the separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs and is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of us and our stockholders.

As Chair, Mr. Buchi has the authority, among other things, to call and preside over Board meetings, to set meeting agendas and to preside over the executive sessions of the Board, during which our independent directors meet without management. In addition, he serves as the principal liaison between management and the independent directors of the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board.

Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and its stockholders are best served.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. The Board also reviews and approves the renewal of the Company’s annual insurance policies. In addition, as part of its oversight of our Company’s executive compensation program, the Board considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. Our Board, based on the Compensation Committee’s review of all of our compensation policies and procedures, considers the incentives that they create and factors that may reduce the likelihood of excessive risk taking and determines whether they present a significant risk to our Company. The Board has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

The Audit Committee is responsible for oversight of our accounting and financial reporting processes and discusses with management our financial statements, internal controls and other accounting and auditing matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Governance Committee oversees certain corporate governance risks.

As part of their roles in overseeing risk management, the standing committees of the Board periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by us. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

NON-EMPLOYEE DIRECTOR COMPENSATION

Our Compensation Committee established the following annual fees for payment to non-employee members of our Board and committees, for the fiscal year ended December 31, 2022:

Name	Cash Compensation	Common Stock
Board Annual Retainer:
Chairman/lead independent director	$71,000
Each non-employee director	$38,500
Audit Committee Annual Retainer
Chairman	$20,000
Each non-employee director	$10,000
Compensation Committee Annual Retainer
Chairman	$12,000
Each non-employee director	$6,000
Nominating and Governance Committee Annual Retainer
Chairman	$10,000
Each non-employee director	$5,000

Additionally, consistent with our past practice, Ms. Jobes who joined the Board during 2022 received a stock option grant to purchase 10,000 shares of Common Stock. This option has an exercise price equal to the fair value on the grant date, which is the date Ms. Jobes was elected to the Board, and vests equally on a monthly basis over thirty-six months.

Director Compensation

The table below summarizes the compensation paid by us to non-employee directors for the year ended December 31, 2022. Mr. Martino, who served as director and executive officer for 2022, did not receive compensation as a director during 2022. Mr. Macaluso, who served as director until May 31, 2022, did not receive compensation as a director during 2022. Effective May 28, 2022, David Bar-Or, Philip H. Coelho and Richard B. Giles resigned as directors of the Company.

	Fees Earned or		Option		All Other
Name	Paid in Cash		Awards (1)	Stock Awards	Compensation	Total
J. Kevin Buchi		$99,708	$—	$—	$—	$99,708
David Stevens, Ph.D.		$65,540	$—	$—	$—	$65,540
Elizabeth Varki Jobes		$51,542	$57,367	$—	$—	$108,909
David Bar-Or, M.D. (2)		$145,604	$—	$—	$—	$145,604
Philip H. Coelho		$86,500	$—	$—	$—	$86,500
Richard B. Giles		$39,000	$—	$—	$—	$39,000

(1)	The amounts reported under “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation. The value of stock option awards was estimated using the Black-Scholes option pricing model. The valuation assumptions used in the valuation of options granted may be found in Note 10 to our financial statements included in the annual report on Form 10-K for the year ended December 31, 2022.
(2)	Fees shown in this column represent fees paid to Dr. Bar-Or related to personal services performed under a research agreement in lieu of Board fees to which Dr. Bar-Or was entitled to receive as a non-employee member of the Board. On February 9, 2022, Dr. Bar-Or was granted options to purchase 5,000 shares of Common Stock. These options had an exercise price of $7.94, vest monthly over 12 months and had a term of 10 years from the grant date. In connection with the resignation from the Board in 2022, these options were forfeited.

For a summary of the stock awards and option awards held by Mr. Martino at December 31, 2022, please see “Executive Compensation – Outstanding Equity Awards at Fiscal Year End.” As of December 31, 2022, the non-employee directors then serving held the following number of stock options: Mr. Buchi, 15,000 shares; Ms. Jobes, 10,000 shares; and Dr. Stevens, 38,250 shares.

EXECUTIVE OFFICERS

Set forth below is biographical and other information for our current executive officers. Biographical and other information for Michael A. Martino, our Chief Executive Officer, is set forth above under Proposal No. 1, Election of Directors – Information Regarding Director Nominees.

Name	Age	Position
Daniel G. Stokely	59	CFO and Secretary

Daniel G. Stokely has served as our CFO and Secretary since July 2019 and has more than 30 years of experience in finance and accounting. He began his career at Deloitte & Touche and since that time, he has spent the majority of his career in positions of financial leadership within both publicly traded and privately held pharmaceutical companies. Most recently, since 2012, he served as Executive Vice President and CFO of Sentynl Therapeutics Inc., a privately held specialty pharmaceutical company focused on licensing, acquisition, marketing, and distribution of development stage and commercially marketed prescription pain products, which was sold to Cadila Healthcare Ltd. in January 2017. From 2004 to 2012, Mr. Stokely served as Vice President of Finance and Chief Accounting Officer (“CAO”) of Victory Pharma, a privately held specialty pharmaceutical company focused on in licensing, internal product development, marketing, and distribution of pain specialty products, which was sold to Shionogi, Inc., a Japanese pharmaceutical company, in 2011. From 2001 to 2004, Mr. Stokely served as the Corporate Controller and CAO for Wireless Facilities, Inc. (currently Kratos Defense & Security Solutions, Inc.), a publicly traded, global provider of communications and security services for the wireless communications industry. From 1994 to 2001, Mr. Stokely served as Corporate Controller of Dura Pharmaceuticals, a publicly traded pharmaceutical company that was sold to Elan Pharmaceuticals in late 2000. He has a B.S. degree in accounting from San Diego State University and is a Certified Public Accountant licensed in California.

EXECUTIVE COMPENSATION

Named Executive Officers

For our fiscal year ended December 31, 2022, our named executive officers were: (i) Michael A. Martino, who has served as our CEO since November 22, 2021 and (ii) Daniel G. Stokely, our CFO since 2019. Holli Cherevka served as our President/COO between October 2021 and May 2022. The employment of Ms. Cherevka was terminated effective May 31, 2022. We had no other executive officers serving during the year ended December 31, 2022.

The following table shows, for the fiscal years ended December 31, 2022 and December 31, 2021, compensation awarded to, paid to, or earned by our named executive officers.

Summary Compensation Table

						Option	All Other
					Stock	Awards ($)	Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Awards ($) (1)	(2)	(3)	Total ($)
Michael A. Martino
CEO	2022	548,141	—		—	120,000	—	668,141
	2021	60,417	—		—	700,301	—	760,618

Daniel G. Stokely
CFO	2022	335,000	—		—	—	11,725	346,725
	2021	296,364	5,000	(2)	549,400	—	—	850,764

Holli Cherevka(4)
Former President/COO	2022	210,546	—		—	—	4,375	214,921
	2021	301,591	5,000	(2)	820,000	—	—	1,126,591

(1)	The amounts reported under “Stock Awards” and “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation, rather than amounts paid to or realized by the named individual. The value of stock awards was computed based on the stock price on the grant date. The value of the option awards was estimated using the Black-Scholes option pricing model. The valuation assumptions used in the valuation of options granted may be found in Note 10 to our financial statements included in the annual report on Form 10-K for the years ended December 31, 2022 and 2021, respectively.
(2)	The Company awarded a $5,000 holiday bonus during the year ended December 31, 2021.
(3)	The Company provides group term life insurance coverage in the amount of $20,000 for all employees, including the named executive officers, for a nominal annual premium amount. In addition, the Company has a 401(k) plan that allows participants to contribute a portion of their salary, subject to eligibility requirements and annual IRS limits. The Company provided matching employee contributions during the year ended December 31, 2022.
(4)	Ms. Cherevka served as our President and Chief Operating Officer through May 31, 2022 and therefore, amounts for 2022 represent a partial year.

Outstanding Equity Awards at Fiscal Year-End

The following table provides a summary of equity awards outstanding for each of the named executive officers as of December 31, 2022:

	Option Awards						Stock Awards
				Equity
				Incentive
	Number of	Number of		Plan Awards:
	Securities	Securities		Number of
	Underlying	Underlying		Securities
	Unexercised	Unexercised		Underlying			Number of	Market value
	Options	Options		Unexercised	Option	Option	shares or	of shares or
	Exercisable	Unexercisable		Unearned	Exercise	Expiration	units of stock	units of stock
Name	(#)	(#)		Options (#)	Price ($)	Date	that have not	that have not
(a)	(b)	(c)		(d)	(e)	(f)	vested (#)	vested ($) (2)
Michael A. Martino	50,000	—		—	17.10	11/22/2031	—	—
Michael A. Martino	3,889	6,111	(1)	—	25.05	10/13/2031	—	—
Michael A. Martino	16,667	—		—	8.55	1/1/2032	—	—
Daniel G. Stokely	1,334	—		—	26.70	12/17/2030	13,401	$3,018
Daniel G. Stokely	1,300	—		—	8.81	1/2/2030	—	—
Daniel G. Stokely	17,367	—		—	6.45	8/20/2029	—	—
Holli Cherevka	—	—		—	—	—	—	—

(1)	Mr. Martino’s unexercisable options become vested at 278 shares monthly on the 13th of each month until October 13, 2024. The option awards remain exercisable until their expiration on the ten-year anniversary of the date of grant subject to earlier forfeiture following termination of employment.
(2)	Value based on a share price of $0.2252, which was the closing sales price for a share of our common stock on the NYSE American on December 31, 2022.

Employment Agreements

We entered into a one-year employment agreement with Mr. Michael A. Martino, effective November 22, 2021 (the “Effective Date”) pursuant to which Mr. Martino serves as our Chief Executive Officer. This agreement provided for an annual salary of $550,000, and an annual discretionary bonus of up to fifty percent (50%) of Mr. Martino’s base salary, with the exact amount to be determined by the Compensation Committee of the Board based on achievement of individual and Company performance objectives established by the Compensation Committee. In connection with the Employment Agreement, Mr. Martino was awarded 50,000 options to purchase shares of the Company’s common stock, with 33,333 of such options vesting immediately and the remaining 16,667 options vesting on the one-year anniversary of the Effective Date. In addition, the Company agreed to grant Mr. Martino an additional 16,667 options to purchase shares of the Company’s common stock on January 1, 2022, with all of such options vesting on the one-year anniversary of the Effective Date. On August 30, 2022, the Company amended the existing employment agreement with Mr. Martino, extending the employment term to November 22, 2023. All other terms and conditions of Mr. Martino’s employment agreement remain unchanged.

On October 11, 2021, the Company entered into a new three-year employment agreement (the “Stokely Employment Agreement”) with Daniel G. Stokely, the Company’s Chief Financial Officer and principal financial officer. The Stokely Employment Agreement supersedes and replaces the Company’s prior employment agreement with Mr. Stokely entered into on July 9, 2019. The Stokely Employment Agreement provides for an annual base salary of $335,000 and an annual discretionary bonus of up to fifty percent (50%) of Mr. Stokely’s base salary, with the exact amount to be determined by the Compensation Committee of the Board based on achievement of individual and Company performance objectives established by the Compensation Committee. In connection with the Stokely Employment Agreement, Mr. Stokely was awarded 22,334 shares of restricted stock, with 4,467 shares vesting upon the effective date of the Stokely Employment Agreement, 4,467 shares vesting on January 1, 2022 and 4,467 additional shares vesting annually each year thereafter, such that all shares of restricted stock will be fully vested on January 1, 2025.

If Mr. Stokely’s employment is terminated by the Company without Cause (as defined in the Stokely Employment Agreement) or by Mr. Stokely for Good Reason (as defined in the Stokely Employment Agreement), he would be entitled to a lump sum severance payment equal to six months of his base salary in effect at the date of termination, less applicable withholding. In addition, the vesting and exercisability of all then outstanding options held by Mr. Stokely would accelerate in full. Upon the occurrence of a Change in Control (as defined in the Stokely Employment Agreement), all then outstanding stock options, restricted stock and other stock-based grants held by Mr. Stokely would immediately and irrevocably vest and become exercisable and any restrictions thereon will lapse.

.

Effective May 31, 2022, the Company terminated the employment of Ms. Cherevka under the employment agreement previously entered into on October 11, 2021. Ms. Cherevka was not entitled to any severance or other amount under the October 2021 employment agreement. Additionally, due to Ms. Cherevka’s termination of employment, any outstanding stock options, restricted stock or other equity compensation ceased to vest and whether or not vested as of the termination date, became no longer exercisable and was cancelled.

Each officer is eligible to receive a discretionary annual bonus each year that will be determined by the Compensation Committee of the Board based on individual achievement and Company performance objectives established by the Compensation Committee. The targeted amount of the annual bonus for Messrs. Martino and Stokely is 50% of the applicable base salary, although the actual bonus may be higher or lower. For 2022, we did not pay a discretionary annual bonus to any named executive officer.

Potential Payments Upon Termination or Change in Control

Under the employment agreement with each of Mr. Martino and Mr. Stokely, the named executive officers serving at the end of 2022, if the executive’s employment is terminated by the Company without Cause or by the Executive for Good Reason, the executive would be entitled to a lump sum severance payment equal to 0.5 times his base salary in effect at the date of termination, less applicable withholding and certain offsetting payments. In addition, the vesting and exercisability of all then outstanding equity awards (excluding the performance-based awards) held by our executive would accelerate in full. Any performance-based award held by such executive would become vested and exercisable only if the applicable performance-based criteria are satisfied at the end of the applicable period relating to such award, at which time such performance-based award would become vested and exercisable on a pro-rated basis by multiplying such award by a fraction, the numerator of which is the number of full months such executive was employed by the Company during the applicable performance period, and the denominator of which is the total number of months in such performance period. Any performance-based award for which the performance criteria are not satisfied within the applicable performance period would terminate at the end of such period. All severance payments, less applicable taxes and withholdings, are subject to our executive’s execution and delivery of a general release in a form acceptable to us, and is further conditioned upon complying with the confidentiality, non-solicitation, non-competition, intellectual property and post-termination cooperation obligations under his employment agreement. If the employment is terminated by the Company for Cause or by the executive without Good Reason, no severance would be payable by us.

“Good Reason” means, without the executive’s written consent:

●	With respect to all executives:
o	a material reduction of his compensation (except where there is a general reduction also applicable to the other members of the senior executive team); or
o	a material reduction in his overall responsibilities or authority or scope of duties (it being understood that the occurrence of a change in control shall not, by itself, necessarily constitute a reduction in his responsibilities or authority).

●	With respect to Mr. Stokely:
o	A material change in the principal geographic location at which the executive must perform his services (it being understood that the relocation of Employee to a facility or allocation within forty (40) miles of the State Capitol Building in Denver, Colorado shall not be deemed material).

“Cause” means, with respect to Mr. Martino, in the sole discretion of a majority of the Board:

●	the executive’s failure or refusal to substantially perform his duties;
●	personal or professional dishonesty that could reasonably be expected to have a materially adverse impact on the financial interests or business reputation of the Company;
●	incompetence, willful misconduct, breach of fiduciary duty (including duties involving personal profit);

●	breach of the Company’s Code of Business Conduct and Ethics and personnel policies or compliance policies;
●	material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the reputation of the Company;
●	willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Company;
●	willful violation of any law, rule, or regulation, or final cease-and-desist order (other than routine traffic violations or similar offenses);
●	the unauthorized use or disclosure of any trade secret, proprietary, or confidential information of the Company (or any other party as to which the executive owes an obligation of nondisclosure as a result of his or her relationship with the Company);
●	failure to follow the reasonable and lawful directives of the Board pertaining to his duties with the Company;

“Cause” means, with respect to Mr. Stokely, in the sole discretion of a majority of the Board:

●	willful malfeasance or willful misconduct by the executive in connection with his employment;
●	the executive’s gross negligence in performing any of her duties under the employment agreement;
●	the executive’s commission, conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation but including a felony that results in significant bodily injury or an infraction which is a misdemeanor, but in all events including crimes that involve fraud, theft, or moral turpitude:
●	the executive’s willful and deliberate violation of a Company policy;
●	the executive’s unintended but material breach of any written policy applicable to all employees adopted by the Company which, to the extent curable, is not cured to the reasonable satisfaction of the Board within thirty (30) business days after notice thereof;
●	the executive’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party as to which the executive owes an obligation of nondisclosure as a result of the executive’s relationship with the Company;
●	the executive’s willful and deliberate breach of his obligations under the employment agreement; or
●	any other material breach by the executive of any of his other obligations in the employment agreement which, to the extent curable, is not cured to the reasonable satisfaction of the Board within thirty (3) business days after notice thereof.

Our employment agreements with the executives do not provide for the payment of a “gross-up” payment under Section 280G of the Code.

The following table provides a summary of potential payments upon termination or change in control for each of Mr. Martino and Mr. Stokely, our named executive officers as of December 31, 2022 (rounded to the nearest thousand):

	Cause; Without Good	Without Cause; Good
Recipient and Benefit	Reason;	Reason	Death; Disability	Change in Control
Michael A. Martino
Salary	$—	$275,000	$—	$—
COBRA Continuation	—	37,000	—	—
Stock Options (1)	—	—	—	—
Total	$—	$312,000	$—	$—

Daniel G. Stokely
Salary	$—	$167,500	$—	$—
COBRA Continuation	—	52,000	—	—
Stock Options (1)	—	36,000	—	—
Total	$—	$255,500	$—	$—

(1)	Amounts represent the intrinsic value (that is, the value based upon the Company’s stock price on December 31, 2022 of $0.2252 per share), minus the exercise price of the equity awards that would have become exercisable as of December 31, 2022.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer, or PEO, and Non-PEO named executive officers, or Non-PEO NEOs, and Company performance for the years listed below. Our PEO is Michael A. Martino. For our fiscal year ended December 31, 2022, our Non-PEO NEOs were Daniel G. Stokely, our Chief Financial Officer and Secretary, and Holli Cherevka, our former President and Chief Operating Officer. Ms. Cherevka served as our President and Chief Operating Officer between October 2021 and May 2022. We had no other executive officers serving during the year ended December 31, 2022.

The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEO (3)	Average Compensation Actually Paid to Non-PEO NEO (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”) (5)	Net Loss (6)
2022	$668,141	$435,400	$280,823	$197,627	$14.16	$(16,337,000)
2021	$760,618	$218,714	$988,678	$631,309	$35.85	$(17,075,000)

(1)	The dollar amounts reported are the amounts of total compensation reported for Mr. Martino, our Chief Executive Officer, for each corresponding year in the “Total” column of the Summary Compensation Table (SCT).

(2)	The dollar amounts reported represent the amount of “compensation actually paid” to Mr. Martino, computed in accordance with SEC regulations. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Martino during the applicable year. The following adjustments were made to Mr. Martino’s total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations:

Adjustments to Determine Compensation Actually Paid for PEO	2022	2021
Deduction for amounts reported under the “Stock Awards” column in the SCT	—	—
Deduction for amounts reported under the “Option Awards” column in the SCT	(120,000)	(700,301)
Fair value of awards granted that are outstanding and unvested as of the end of the covered fiscal year	—	158,397
Increase/deduction for change in fair value of awards from prior year end to current year end of awards granted prior to year outstanding and unvested as of year end	(111)	—
Fair value of awards granted during the year that vested	3,500	—
Increase/deduction for change in fair value from prior year end to current year end of awards granted prior to year that were outstanding and unvested as of year end	(116,130)	—
Increase for value of dividends paid on equity awards not otherwise reflected in fair value of awards	—	—
Total Adjustments	(232,741)	(541,904)

Year-end fair values are determined based on the same methodology used for grant date fair value purposes. Stock awards and option awards under the 2019 Stock and Incentive Plan were valued using a fair value per share determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation, rather than amounts paid to or realized by the named individual. The value of stock awards was computed based on the stock price on the grant date. The value of the option awards was estimated using the Black-Scholes option pricing model. The valuation assumptions used in the valuation of options granted may be found in Note 10 to our financial statements included in the annual report on Form 10-K for the years ended December 31, 2022 and 2021, respectively.

(3)	The dollar amounts reported represent the average of the amounts reported for the Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The Non-PEO NEOs included for purposes of calculating the amounts in each applicable year are Daniel G. Stokely, our Chief Financial Officer and Secretary, and Holli Cherevka, who served as our President and Chief Operating Officer between October 2021 and May 2022.
(4)	The dollar amounts reported represent the amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with SEC regulations. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Stokely or Ms. Cherevka during the applicable year. The following adjustments were made to the Non-PEO NEOs total compensation for each year to determine “compensation actually paid” in accordance with SEC regulations, using the same methodology described above in Note 2:

Adjustments to Determine Compensation Actually Paid for Non-PEO NEOs	2022	2021
Deduction for amounts reported under the “Stock Awards” column in the SCT	—	(1,369,400)
Deduction for amounts reported under the “Option Awards” column in the SCT	—	—
Increase for fair value of awards granted during year that remain unvested as of year end	—	—
Fair value of awards granted during year that remain unvested	—	380,766
Increase/deduction for change in fair value from prior year end to current year end of awards granted prior to year that were outstanding and unvested as of year end	(111,552)	—
Fair value of awards granted during the year that vested	—	273,896
Increase/deduction for change in fair value from prior year end to vesting date of awards granted prior to year that vested during year	—	—
Fair value of awards forfeited during the year	(54,840)	—
Increase for value of dividends paid on equity awards not otherwise reflected in fair value of awards	—	—
Total Adjustments	(166,392)	(714,738)

(5)	Cumulative TSR is calculated by dividing the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period. We do not use TSR as a performance measure in our executive compensation program. On November 9, 2022, we effected a 15-to-1 reverse stock split. We have retroactively applied the reverse stock split made effective on November 9, 2022 to share and per share amounts described in this proxy statement.

(6)	The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable year. We do not use net income as a performance measure in our executive compensation program.

Relationship Disclosure to Pay Versus Performance Table

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following descriptions of the relationships between information presented in the Pay Versus Performance table.

The charts below show, for the past two years, the relationship between the compensation actually paid (CAP) to our PEO and the compensation actually paid (CAP) to our non-PEO NEOs to (i) the Company’s cumulative TSR; and (ii) the Company’s net income.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm, and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board, a copy of which is available on the Company’s website. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by the NYSE American and the SEC.

The Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of the Company’s internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Submitted by the Audit Committee of the Board of Directors

J. Kevin Buchi
Elizabeth Varki Jobes
David R. Stevens, Ph.D.

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

On February 4, 2022, we entered into a sponsored research services agreement with Trauma Research LLC (“Trauma Research”). Trauma Research is an entity controlled by a former director of the Company, David Bar-Or. The agreement totaled $400,000 for research activities to be performed over the next two years. In addition, the Company also entered into a personal services agreement dated February 4, 2022 with that individual to provide research services. The agreement totaled $250,000 and was to be paid in four equal installments payable quarterly over the one-year term. On August 5, 2022, the Company delivered notice of termination of the personal services agreement, effective September 5, 2022 and during September paid the remaining obligation of $21,000. On August 5, 2022, the Company delivered notice of termination of the research services agreement, effective November 4, 2022, and paid the remaining obligation of $63,000.

Other than the director and executive compensation arrangements discussed here and above within the “Executive Compensation” section, we have not been a party to any transactions since January 1, 2022 in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, or holder of more than 5% of any class of our voting stock, or any member of the immediate family of or entities affiliated with any of them, had or will have a material interest.

Additionally, we have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Policies and Procedures for Related Party Transactions

We have a policy that our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our common stock and any member of the immediate family of any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, subject to the pre-approval exceptions described below. If advance approval is not feasible then the related party transactions will be considered at the Audit Committee’s next quarterly scheduled meeting. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant by our Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s inters in the transaction. Our Board has delegated to the chair of our Audit Committee the authority to pre-approve or ratify any request for us to enter into a transaction with a related party, in which the among involved is less than $120,000 and where the chair is not the related party. Our Audit Committee will also review certain types of related party transactions that it has deemed pre-approved even if the aggregate amount involved will not exceed $120,000 including, employment of executive officers, director compensation, certain transactions with other organizations, transactions where all stockholders receive proportional benefits, transactions involving competitive bids, regulated transactions and certain banking-related services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of June 9, 2023 by:

●	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;
●	each of our named executive officers;
●	each of our directors and director nominees; and
●	all executive officers and directors as a group.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of common stock deemed outstanding includes shares issuable upon exercise of options and warrants held by the respective person or group which may be exercised within 60 days after June 9, 2023. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after June 9, 2023 are included for that person or group but not the stock options or warrants of any other person or group.

The Company is not aware of any arrangements that have resulted, or may at a subsequent date result, in a change of control of the Company.

Unless otherwise indicated and subject to any applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed. The current business address of each current director and executive officer is 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112.

	Number of Shares Beneficially	Percentage of Shares
Name and Address of Beneficial Owner	Owned (1)	Beneficially Owned
Other Beneficial Owners of 5% or more of the Outstanding Shares of Common Stock:
Bruce E. Terker (2) 950 W. Road, Suite 2900 Wayne, Pennsylvania 19087	960,150	6.4%
Directors and Named Executive Officers:
David R. Stevens (3)	142,221	*	%
Michael A. Martino (3)(4)	72,500	*	%
J. Kevin Buchi (3)	10,833	*	%
Elizabeth Varki Jobes (3)	4,722	*	%
Daniel G. Stokely (4)	40,819	*	%
Holli Cherevka (4)(5)	7,388	*	%
Current directors and executive officers as a group (5 persons)	271,095	1.8%

*     Represents ownership of under 1% of the Company’s outstanding common stock.

(1)	Includes the following number of shares that could be acquired within 60 days of June 9, 2023 upon the exercise of stock options: David R. Stevens, 38,250 shares; Michael A. Martino, 72,500 shares; J. Kevin Buchi, 10,833 shares; Elizabeth Varki Jobes, 4,722 shares; Daniel G. Stokely, 20,000 shares; Holli Cherevka; no shares; and all current directors and executive officers as a group 146,305 shares.
(2)	Based solely on an Amendment No. 6 to Schedule 13G filed by Bruce E. Terker, Ballyshannon Partners, L.P., Ballyshannon Family Partnership, L.P., Insignia Partners, L.P. and Odyssey Capital Group, L.P. (collectively the “Terker Group”) with the SEC on February 2, 2023, reporting that Bruce E. Terker is the beneficial owner of the shares held by the Terker Group and has shared dispositive and voting power over 960,150 shares as of December 31, 2022.
(3)	Director and nominee for re-election at the Annual Meeting.
(4)	Named Executive Officer.

(5)	Ms. Cherevka’s employment with the Company terminated on May 31, 2022. Information is based solely on Section 16 filings and Company records.

STOCKHOLDER PROPOSALS AND NOMINEES

Stockholder proposals, including nominations of persons for election to our Board of Directors, will be considered for inclusion in the proxy statement for the 2024 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, if they are received by the Secretary of the Company, on or before February 15, 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

Stockholders who intend to present a proposal, including nominations of persons for election to our Board of Directors, outside of the proxy access process, at the 2024 Annual Meeting without inclusion of such proposal in our proxy materials for the 2024 Annual Meeting are required to provide timely notice of such proposal or nominee in accordance with our bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the Annual Meeting - that is, not later than April 21, 2024 nor earlier than March 22, 2024. However, as provided in our bylaws, different deadlines apply if the 2024 Annual Meeting is called for a date that is not within 30 days before or after the anniversary of the Annual Meeting. If the 2024 Annual Meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice must be delivered prior to the later of (a) the 90th day before the annual meeting or (b) the 10th day after which announcement of the meeting day is first made, but no earlier than 120 days prior to the annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If a stockholder does not meet these deadlines or, does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2024 Annual Meeting.

The current address of the Secretary of Ampio Pharmaceuticals, Inc., 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112. Stockholders are encouraged to review the documents we file with the SEC for our mailing address in effect at the time they submit a notice of a proposal or nominee.

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 Annual Meeting must provide notice that sets forth the information required by Rule 14a-9 under the Exchange Act no later than May 21, 2024, which is 60 days prior to the anniversary date of the Annual Meeting.

HOUSEHOLDING OF PROXY MATERIALS

The Notice and the Proxy Statement and the Form 10-K are available at www.proxyvote.com.

In some cases, only one copy of this proxy statement or our 2022 Annual Report is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or such Annual Report to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address who are receiving multiple copies of proxy statements or annual reports may also request delivery of a single copy. To request separate or multiple delivery, or single copy delivery of these materials now or in the future, a stockholder may submit a written request to Corporate Secretary of Ampio Pharmaceuticals, Inc. at our mailing address or an oral request at (720) 437-6500. Our current mailing address is 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112. Stockholders are encouraged to review the documents we file with the SEC for our mailing address in effect at the time they submit their request.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

By Order of the Board of Directors

/s/ Daniel G. Stokely
Daniel G. Stokely, Secretary

June 9, 2023
Englewood, Colorado

Appendix A: Certificate of Amendment to Certificate of Incorporation of Ampio Pharmaceuticals, Inc.

Appendix B: Ampio Pharmaceuticals, Inc. 2023 Stock and Incentive Plan

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

AMPIO PHARMACEUTICALS, INC.

Ampio Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the corporation is Ampio Pharmaceuticals, Inc. (the “Corporation”).

2.

The Board of Directors of the Corporation duly adopted a resolution in accordance with Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation, as amended (the “Amendment”) and declaring the Amendment to be advisable. The stockholders of the Corporation duly approved the Amendment at the Annual Meeting of Stockholders of the Corporation held on [●] in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3.	In order to effect the Amendment, Section 1 of Article IV of the Certificate of Incorporation of the Corporation, as amended, shall be amended and restated in its entirety as follows:

“Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is 310,000,000; of which 10,000,000 shares of the par value of $0.0001 shall be designated Preferred Stock and 300,000,000 shares of the par value of $0.0001 shall be designated Common Stock.

Upon filing and effectiveness of this Certificate of Amendment with the Secretary of State of Delaware (the “Effective Time”), every [●]1 issued and outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock (the “Reverse Stock Split”). The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Certificate of Incorporation, as amended. No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional shares to which a stockholder would otherwise be entitled (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), all fractional shares resulting from the Reverse Stock Split shall be rounded up to the nearest whole share. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.”

4.This Certificate of Amendment shall become effective as of [   ] at [a.m./p.m.].

5.	The Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

***

[1]

To be a whole number of shares of Ampio Pharmaceuticals’ common stock between and including 5 and 20. If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by Ampio Pharmaceuticals’ Board of Directors to be in the best interests of Ampio Pharmaceuticals and its stockholders.

IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on this                 day of                 , 20__.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Michael A. Martino

Name: Michael A. Martino
Title: Chief Executive Officer

APPENDIX B

AMPIO PHARMACEUTICALS, INC.

2023 STOCK AND INCENTIVE PLAN

SECTION 1.GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Ampio Pharmaceuticals, Inc. (the “Company”) 2023 Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to enable the Company and its Subsidiaries to attract and retain officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees), to provide additional incentives to them and align their interests with those of the Company’s stockholders, and to thereby promote the Company’s long-term business success.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee.  At such time as the Company’s common stock is listed on a national securities exchange, the compensation committee will be comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards and Cash-Based Awards.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

“Effective Date” shall have the meaning described in Section 18.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the OTC Bulletin Board, the Nasdaq Stock Market, the New York Stock Exchange, NYSE American or another national securities exchange, the determination shall be made by reference to market quotations.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to SECTION 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)Administration of Plan.  The Plan shall be administered by the Administrator.
(b)Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)to select the individuals to whom Awards may from time to time be granted;
(ii)to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards and Cash-Based Awards, or any combination of the foregoing, granted to any one or more grantees;
(iii)to determine the number of shares of Stock to be covered by any Award;

(iv)to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;
(v)to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)subject to the provisions of SECTION 5(b), to extend at any time the period in which Stock Options may be exercised; and (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)Delegation of Authority to Awards.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.  Any such delegation by the Administrator shall include a limitation as to the number of shares of Stock underlying the Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price (if applicable) and vesting of the Awards.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.
(e)Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s certificate of incorporation or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries may operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
SECTION 3.STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,200,000 shares of Stock, subject in all cases to adjustment as provided in SECTION 3(b); provided that, the number of shares of Stock reserved and available for issuance under the Plan will not be adjusted for any reverse stock split approved by the Company’s stockholders in 2023.  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of

Stock available for issuance under the Plan.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.

Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)Changes in Stock.  Subject to SECTION 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) except as provided in SECTION 3(a), the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(c)Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.  The Administrator shall also have the discretion to accelerate the vesting of all other Awards.
(d)Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.
SECTION 4.ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this SECTION 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this SECTION 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.
(b)Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(c)Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.
(d)Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:
(i)In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)A “cashless” exercise program established with a broker;
(iii)Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iv)By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.  Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the delivery and attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of delivered and attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
(f)Termination of Employment.  No Incentive Stock Option may be exercised more than three (3) months after the participant’s termination of employment for any reason other than Disability or death, unless (a) the participant dies during such three (3) month period, and (b) the Option agreement and/or the Administrator permits later exercise.  No Incentive Stock Option may be exercised more than one year after the participant’s termination of employment on account of Disability, unless (a) the participant dies during such one-year period, and (b) the Award agreement and/or the Administrator permits later exercise.
(g)Disqualifying Dispositions.  If shares acquired upon exercise of an Incentive Stock Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to a participant upon exercise, the participant shall, promptly following such disposition, notify the Administrator in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.
SECTION 6.STOCK APPRECIATION RIGHTS
(a)Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(b)Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to SECTION 5 of the Plan.
(c)Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.
SECTION 7.RESTRICTED STOCK AWARDS
(a)Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(b)Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in SECTION 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in SECTION 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to SECTION 15 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that is represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to SECTION 15 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of SECTION 7(c) above.
SECTION 8.RESTRICTED STOCK UNITS
(a)Nature of Restricted Stock Units.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock.  To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.
(b)Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  If the Administrator so determines, any such future cash compensation that the grantee elects to defer may be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested.
(c)Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units.
(d)Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to SECTION 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
SECTION 9.UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.TRANSFERABILITY OF AWARDS
(a)Transferability.  Except as provided in SECTION 11(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)Administrator Action.  Notwithstanding SECTION 11(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.
(c)Family Member.  For purposes of SECTION 11(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
SECTION 12.TAX WITHHOLDING
(a)Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation as it relates to a grantee satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.
SECTION 13.SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 14.TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
(b)an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
SECTION 15.AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this SECTION 15 shall limit the Administrator’s authority to take any action permitted pursuant to SECTION 3(b) or SECTION 3(c).

SECTION 16.STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17.GENERAL PROVISIONS
(a)No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or applicable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)Stockholder Rights.  Until Stock is deemed delivered in accordance with SECTION 17(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)Forfeiture and Recoupment Awards.
(i)Without limiting in any way the generality of the Administrator’s power to specify any terms and conditions of an Award consistent with law, the Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award, including any payment or Stock received upon exercise or in satisfaction of the Award under the Plan shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that the Administrator determines is detrimental to the business or reputation of the Company or any Subsidiary or affiliate, including facts and circumstances discovered after termination of service.
(ii)The Company shall require the Chief Executive Officer and Chief Financial Officer of the Company to disgorge bonuses, other incentive- or equity-based compensation, and profits on the sale of Stock received within the 12-month period following the public release of financial information if there is a restatement of such financial information because of material noncompliance, due to misconduct, with financial reporting requirements under the federal securities laws. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law. The operation of this subsection (ii) shall be in accordance with the provisions of Section 302 of Sarbanes-Oxley Act, any applicable rule, regulation or guidance, or any applicable listing requirement of any national securities exchange on which the Stock is then traded.
(iii)The Company shall require each current and former executive officer to disgorge bonuses, other incentive- or equity-based compensation received within 36-month period prior to the public release of the restatement of financial information due to material noncompliance with the financial reporting requirements under the federal securities laws. The amount to be recovered shall be the percentage of incentive compensation, including equity awards, in excess of what would have been paid without the restated results. The operation of this subsection (iii) shall be in accordance with the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, any applicable rule, regulation or guidance, or any applicable listing requirement of any national securities exchange on which the Stock is then traded.
(iv)The Administrator shall determine, as late as the time of the recoupment, regardless of whether such method is stated in the Award Agreement, whether the Company shall effect any such recoupment: (A) by seeking repayment from the Participant; (B) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates; (C) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices; (D) by a holdback or escrow (before or after taxation) of part or all of the Stock, payment or property received upon exercise or satisfaction of the Award; or (E) by any combination of the foregoing.
(g)Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(h)Governing Law.  This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.
(i)Captions.  Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of this Plan.
(j)Unfunded Plan.  The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan.  The Plan shall not establish any fiduciary relationship between the Company or any Subsidiary and any participant or other person.  Neither a participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds, or property of the Company or any Subsidiary, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its discretion, may set aside in anticipation of a liability under the Plan.  A participant shall have only a contractual right to the Shares, cash, or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary.  Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any amounts to any person.
(k)Other Benefits.  No compensation or benefit awarded to or realized by any participant under the Plan shall be included for the purpose of computing such participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.
SECTION 18.EFFECTIVE DATE OF PLAN

The Plan shall be effective upon its adoption by the Board on May __, 2023, subject to the approval of the Plan by the Company’s stockholders at an annual or special meeting of stockholders next following such date (the date of such stockholder approval, the “Effective Date”).

SECTION 19.TERMINATION OF OLD PLAN

Upon the Effective Date, the Company’s 2019 Stock and Incentive Plan (“2019 Plan”) will terminate so that no new awards may be granted pursuant to the 2019 Plan.  The termination of the 2019 Plan will not affect the rights of holders of awards previously granted and outstanding under the 2019 Plan.

SECTION 20.GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  (Continued and to be marked, dated, and signed on other side) PROXY AMPIO PHARMACEUTICALS, INC. Annual Meeting of Stockholders July 20, 2023 at 8:00 a.m. Mountain Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMPIO PHARMACEUTICALS, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and hereby appoints Daniel G. Stokely and Michael A. Martino, or either of them acting alone, with full power of substitution, as proxies to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Ampio Pharmaceuticals, Inc., that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 20, 2023 at 8:00 a.m. Mountain Time, and any adjournment(s) or postponement(s) thereof, revoking any proxy heretofore given. The Annual Meeting will be held in virtual only format. In order to attend the meeting, you must first register at www.viewproxy.com/AMPESM/2023 by 9:59 p.m. Mountain Time on July 19, 2023. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 20, 2023 The Proxy Statement is available at: www.viewproxy.com/AMPESM/2023

 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) The Board of Directors recommends a vote “FOR” the following: Proposal 1. To elect four directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. NOMINEES: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT (1) Michael A. Martino ☐ (2) David R. Stevens, Ph.D. ☐ (3) J. Kevin Buchi ☐ (4) Elizabeth Varki Jobes ☐ Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ CONTROL NUMBER Proposal 2. To ratify the selection of Moss Adams LLP as the independent registered public accounting firm for Ampio Pharmaceuticals, Inc., for the year ending December 31, 2023. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3. To approve an amendment to the Ampio Pharmaceuticals, Inc., certificate of incorporation to effect a reverse stock split of the Company’s shares of common stock at a ratio not less than 5-to-1 and not greater than 20-to-1, with the exact ratio to be set within that range at the discretion of our Board of Directors before July 20, 2024, without further approval or authorization of our stockholders. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 4. To approve the 2023 Stock and Incentive Plan. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 5. To approve an adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes in favor of Proposal 3. FOR ☐ AGAINST ☐ ABSTAIN ☐ Date Signature Signature (if held jointly) NOTE: This proxy should be marked, dated, and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.FCRvote.com/AMPE Vote Your Proxy by Phone: Call 1-866-402-3905 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. Please mark your votes like this ☒